UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2006

FIRSTGOLD CORP.
(formerly Newgold, Inc.)
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20722	16-1400479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 900 Sacramento, CA	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 449-3913

Same
(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Certificate of Incorporation

Effective December 1, 2006 the Registrant amended its Certificate of Incorporation to change its name from Newgold, Inc. to Firstgold Corp.

As a result of this name change the Registrant was issued a new CUSIP number and, effective December 8, 2006, the Registrant’s trading symbol on the OTCBB was changed from “NGLD” to “FGOC.”

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits
3.1	Amendment to Certificate of Incorporation dated December 1, 2006.
99.1	Press Release dated December 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2006	FIRSTGOLD, CORP. By: /s/ JAMES KLUBER James Kluber Chief Financial Officer (Duly Authorized Officer)